Exhibit 32.1
CERTIFICATION PURSUANT TO
RULE 13a-14(b) UNDER THE
SECURITIES EXCHANGE ACT OF 1934
In connection with the Quarterly Report of Teleflex Incorporated (the “Company”) on Form 10-Q for the period ending September 29, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Liam J. Kelly, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial position and results of operations of the Company.

Date: October 31, 2019	/s/ Liam J. Kelly
Liam J. Kelly President and Chief Executive Officer